FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial expenses:
Interest	$ (198)	$ (266)	$ (294)
Amortization of marketable securities premiums and accretion of discounts, net	(80)	(353)	(570)
Exchange rate differences	(2,171)	(318)	(73)
Other	(322)	(265)	(282)
Financial expenses, Total	(2,771)	(1,202)	(1,219)
Financial income:
Gain related to non-hedging derivative instruments	0	305	0
Interest and other	1,010	1,125	1,209
Financial income, Total	1,010	1,430	1,209
Financial Income, Net	$ (1,761)	$ 228	$ (10)